UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2023

Finch Therapeutics Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40227	82-3433558
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Inner Belt Road
Somerville, Massachusetts	02143
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 229-6499

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 par value per share	FNCH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 15, 2023, Finch Therapeutics Group, Inc. (the “Company”) received a deficiency letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last 35 consecutive business days, it did not meet the requirement to have a market value of publicly held shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), of $5.0 million pursuant to Nasdaq Listing Rule 5450(b)(1)(C) (the “MVPHS Rule”).

The deficiency letter has no immediate effect on the listing of the Common Stock on the Nasdaq Global Select Market. In accordance with Nasdaq Listing Rule 5810(c)(3)(D), the Company has been provided a period of 180 calendar days, or until May 13, 2024, to regain compliance with the MVPHS Rule. To regain compliance, the market value of the Company’s publicly held shares must meet or exceed $5.0 million for a minimum of 10 consecutive business days prior to May 13, 2024, unless Nasdaq exercises its discretion to extend this period pursuant to Nasdaq Listing Rule 5810(c)(3)(H). There can be no assurance that the Company will be able to regain compliance or that the Company will be able to maintain its Nasdaq listing.

If the Company does not regain compliance within the compliance period, Nasdaq will provide written notification to the Company that the Common Stock will be subject to delisting.

The Company intends to monitor the trading activity of its Common Stock and will consider the various options available to the Company if its Common Stock does not trade at a level that is likely to regain compliance, including that the Company may consider applying to transfer the Common Stock to the Nasdaq Capital Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINCH THERAPEUTICS GROUP, INC.

Date: November 17, 2023	By:	/s/ Matthew P. Blischak
Matthew P. Blischak President and Chief Executive Officer